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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    September 10, 1996



                           Seagull Energy Corporation
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               (Exact name of registrant as specified in charter)


                                      Texas
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                 (State or other jurisdiction of incorporation)


              1-8094                                      74-1764876
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     (Commission File Number)                 (IRS Employer Identification No.)


1001 Fannin, Suite 1700, Houston, Texas                             77002 -6714
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(Address of principal executive offices)                             (Zip Code)


                                 (713) 951-4700
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              (Registrant's telephone number including area code)


                                 Not Applicable
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         (Former name or former address, if changed since last report)



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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

         On September 10, 1996, Seagull Energy Corporation, a Texas corporation ("Seagull" or the "Company"), acquired all of the outstanding common stock of Esso Suez Inc. ("ESI") and certain assets of Esso Egypt Limited (the "EEL Assets") from Exxon Corporation ("Exxon"), subject to formal governmental approval, which was obtained on September 15, 1996. The economic effective date for the acquisition was January 1, 1996 (the "Effective Date").

THE ASSETS OF ESI AND THE EEL ASSETS

         ESI's assets consist of a 100% interest in the East Zeit oil producing concession in the offshore Gulf of Suez. After accounting for production during 1996, Seagull estimates that the ESI concession area contained approximately
17.4 million barrels of net proved oil reserves at September 10, 1996. The ESI concession area has current net production averaging approximately 4,000 - 5,000 barrels of crude oil per day.

         The EEL Assets consist of the entire working interest in the South Hurghada exploration concession located onshore on the coast of the Gulf of Suez approximately 250 miles southeast of Cairo. The 63,000-acre South Hurghada concession contains a number of currently drillable exploratory prospects, plus two existing oil discoveries.

         The Egyptian concessions require the working interest partners to pay 100% of the capital and operating costs. A portion of the oil produced and sold from the concessions is available to the operating interest partners to recover costs. The remaining oil produced and sold is divided between the Egyptian government and the working interest partners. All Egyptian government royalties and the working interest partners' Egyptian income taxes attributable to their share of Egyptian taxable income (converted to barrels of crude oil based on the value of such barrels) are included in the Egyptian government's share of petroleum.

PURCHASE PRICE

         The gross purchase price, including cash and receivables, of ESI and the EEL Assets was approximately $168 million, including $4.5 million allocated to the EEL Assets, and is subject to certain customary post-closing adjustments. After the settlement of certain receivables held by ESI, Seagull paid approximately $74 million in cash for ESI and the EEL Assets. The purchase price of the assets of ESI and the EEL Assets was determined pursuant to arm's-length negotiations between Seagull and Exxon, based on an economic effective date of January 1, 1996. Seagull based the purchase price on the net present value of the oil reserves attributable to the assets of ESI which reserves are described above under "The Assets of ESI and the EEL Assets," and ESI's results of operations since the effective date.

FINANCING

     Seagull initially borrowed approximately $74 million under its existing revolving credit facilities (the "Credit Facilities") to fund the purchase of ESI and the EEL Assets. Under provisions included in the Credit Facilities, the amount of senior indebtedness available to Seagull


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is subject to a  borrowing  base (the  "Borrowing  Base")  based upon the proved reserves of Seagull's exploration and production operations and the financial performance of its other operations. The Borrowing Base is generally determined annually, but may be redetermined, at the option of either Seagull or the banks, one additional time each year. On September 19, 1996, after the funding of the purchase of ESI and the EEL Assets, the Borrowing Base was $500 million and borrowings outstanding under the Credit Facilities were $249 million, leaving immediately available unused commitments of approximately $137 million, net of outstanding letters of credit of $3 million, $100 million of borrowings outstanding under the Company's senior notes and $11 million of borrowings outstanding under Seagull's money market facilities. As a result of the purchase of ESI and the EEL Assets, Seagull has requested an increase in the Borrowing Base.

         The descriptions of the stock purchase agreement pursuant to which Seagull purchased ESI (the "ESI Purchase Agreement") and the purchase agreement between Esso Egypt Limited and Seagull (the "EEL Purchase Agreement") pursuant to which Seagull purchased the EEL Assets set forth above are qualified by reference to the ESI Purchase Agreement and the EEL Purchase Agreement which are filed as Exhibit 2.1 and 2.2, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(a)      Financial statements of businesses acquired.

         The financial statements of Esso Suez Inc. for the years ended December 31, 1995, 1994 and 1993 and the six months ended June 30, 1996 and 1995 (incorporated by reference to Exhibit 99.1 of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 28, 1996).

(b)      Pro forma financial information.

         It is impracticable to file pro forma financial statements required to be provided by Item 7(b) of Form 8-K at this time. The pro forma statements will be filed under cover of Form 8-K/A as soon as practicable, but not later than November 25, 1996.

 (c)     Exhibits.

         2.1 Stock Purchase Agreement Between Seagull Energy Corporation and Exxon Corporation relating to all of the Outstanding Capital Stock of Esso Suez Inc. as executed in Houston, Texas on July 22, 1996 (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the Secur-ities and Exchange Commission on August 28, 1996).

         2.2 Purchase and Sale Agreement Between Esso Egypt Limited and Seagull Energy Corporation dated July 22, 1996 (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 28, 1996).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    September 25, 1996

                                                     SEAGULL ENERGY CORPORATION




                                                     By:  /s/Rodney W. Bridges
                                                             Rodney W. Bridges
                                                             Vice President and
                                                             Controller
                                                             (Principal
                                                             Accounting Officer)













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                                  Exhibit Index


                                                                                                      Page
2.1            Stock Purchase  Agreement Between Seagull Energy  Corporation and
               Exxon  Corporation  relating  to all of the  Outstanding  Capital
               Stock of Esso Suez Inc. as executed in Houston, Texas on July 22,
               1996  (incorporated  by reference to Exhibit 2.1 to the Company's
               Current Report on Form 8-K filed with the Securities and Exchange
               Commission on August 28, 1996).


2.2            Purchase  and Sale  Agreement  Between  Esso  Egypt  Limited  and
               Seagull Energy Corporation dated July 22, 1996 (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form
               8-K filed  with the Securities  and Exchange Commission on August
               28, 1996).























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